                                                                   Exhibit 10.51

                                                     SERVICE AGREEMENT NO. 38037
                                                          CONTROL NO. 930905-005

                              SST SERVICE AGREEMENT

         THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GULF TRANSMISSION COMPANY ("Seller") and NORTH CAROLINA NATURAL GAS CORPORATION ("Buyer").

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

         Section 2. Term. Service under this Agreement shall commence as of November 01, 1993, and shall continue in full force and effect until October 31, 2004, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

         Section 3. Rates. Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

         Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 150 Rowan Street, P O Box 909, Fayetteville, NC 28302,
Attention: President, until changed by either party by written notice.

                                                     SERVICE AGREEMENT NO. 38037
                                                          CONTROL NO. 930905-005

                         SST SERVICE AGREEMENT (Cont'd)

         Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service
Agreements:

         CDS Service Agreement No. 36065, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the CDS Rate Schedule.

The terms of Service Agreement No. 38037 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreements 38037 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

NORTH CAROLINA NATURAL GAS CORP               COLUMBIA GULF TRANSMISSION COMPANY

By:    /s/ Gerald A. Teele                    By:    /s/ George E. Shriver
       -------------------                           ---------------------

Title: Senior Vice President                  Title: Director T&E

                                                                    Revision No.
                                                   Control No. 1993-00 05 - 0120

                    Appendix A to Service Agreement No. 38037
                             Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                   and (Buyer) NORTH CAROLINA NATURAL GAS CORP

October through March Transportation Demand        5,199 Dth/day
April through September Transportation Demand      2,599 Dth/day

                             Primary Receipt Points

Scheduling      Scheduling                     Maximum Daily
Point No.       Point Name                   Quantity (Dth/Day)
---------       ----------                   ------------------
STOW            STORAGE WITHDRAWALS                 5,199

                                                                    Revision No.
                                                   Control No. 1993-09 05 - 0005

                    Appendix A to Service Agreement No. 38037
                             Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                   and (Buyer) NORTH CAROLINA NATURAL GAS CORP

                             Primary Delivery Points

                                                                                                 Maximum s1/
                                                                                                  Delivery
                                                                             Maximum Daily        Pressure
Scheduling    Scheduling        Measuring                Measuring        Delivery Obligation    Obligation
Point No.     Point Name        Point No.    Footnote    Point Name            (Dth/Day)           (PSIG)
---------     ----------        ---------    --------    ----------            ---------           ------
30 NC         NC NATURAL GAS     930992         01       PLEASANT HILL          25,000               750

                                                                    Revision No.
                                                   Control No. 1993-09 05 - 0005

                    Appendix A to Service Agreement No. 38037
                             Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                   and (Buyer) NORTH CAROLINANATURAL GAS CORP

S1/ IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

FNG1/ THE MAXIMUM HOURLY FLOW RATE SELLER IS OBLIGATED TO PROVIDE TO BUYER AT THIS STATION IS 1,200 DTH/HOUR.

GFNT/ UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLERS'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

                                                                    Revision No.
                                                    Control No. 1993-06 5 - 0005

                    Appendix A to Service Agreement No. 38037
                             Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                   and (Buyer) NORTH CAROLINANATURAL GAS CORP

The Master List of Interconnects (MLI) as defined n Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

Service changes pursuant to this Appendix shall become effective as of November 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A , to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

       NORTH CAROLINA NATURAL GAS CORP

By     /s/ Gerald A. Teele
       -------------------

Its    Senior Vice President

Date   November 24, 1993

COLUMBIA GAS TRANSMISSION CORPORATION

By    /s/ George E. Shiver
      --------------------

Its   Director T&E

Date  12/2/93